UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2015

Fifth Street Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33901	26-1219283
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 681-3600

______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2015, Fifth Street Finance Corp. (the “Company”) announced that Richard A. Petrocelli left his position as Chief Financial Officer of the Company to pursue other opportunities, and the Board of Directors appointed Steven M. Noreika as Chief Financial Officer of the Company.

Mr. Noreika currently serves as the Chief Financial Officer of Fifth Street Management LLC, the Company’s investment adviser, and the Chief Financial Officer of FSC CT LLC, the Company’s administrator. Prior to this appointment, Mr. Noreika was the Chief Accounting Officer of Fifth Street Asset Management Inc. and served as Chief Financial Officer of Fifth Street Senior Floating Rate Corp., another business development company advised by Fifth Street Management LLC, from November 2013 to July 2014. Mr. Noreika will also serve as the Chief Financial Officer of Fifth Street Senior Floating Rate Corp. in conjunction with this appointment. Mr. Noreika joined the Fifth Street group of companies in September 2008 and has held various finance and accounting positions with such entities. Prior to joining Fifth Street, from 2002 to 2008, Mr. Noreika was a manager of internal financial reporting at Time Warner Inc., where he was responsible for various aspects of financial reporting, financial systems design and implementation. Prior to that, he managed audit and tax engagements at Marcum & Kliegman, LLP (now Marcum LLP) for clients in various industries, predominantly financial services, real estate, new media and entertainment. Mr. Noreika is a Certified Public Accountant and holds a B.B.A. in Accounting from Pace University. He is also a holder of the Chartered Financial Analyst designation.

As disclosed in the Company’s other SEC filings, none of the Company’s executive officers receive direct compensation from the Company. The compensation paid to the Company’s Chief Financial Officer is set by the Company’s administrator, FSC CT LLC, and is subject to reimbursement by the Company with respect to the allocable portion of such compensation for services rendered to the Company.

The Company issued a press release on July 10, 2015 to announce the appointment of Mr. Noreika, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2015	FIFTH STREET FINANCE CORP.

	By:	/s/ David H. Harrison
Name: David H. Harrison
Title: Chief Compliance Officer